EXHIBIT 99.1
                                  ------------

               Computational Materials filed on October 14, 2005.

Goldman Sachs                  INDX 05AR27 COLL                       7 YEAR ARM
================================================================================


-----------------------------------------
Stats
-----------------------------------------
Count: 206
Schedule Balance: $75,059,954.00
AverageSched Bal: $364,368.71
GrossWAC: 6.044
NetWAC: 5.669
OTERM: 360
RTERM: 359
ATERM: 360
AGE: 1
First CAP: 5.02
Periodic CAP: 1.12
MAXRATE: 11.91
MINRATE: 2.70
MTR: 83.06
MARGIN: 2.70
OLTV: 71.48
COLTV: 76.90
FICO: 710.170
-----------------------------------------


-----------------------------------------
Current Rate                     Percent
-----------------------------------------
4.501 - 5.000                       0.49
5.001 - 5.500                      12.78
5.501 - 6.000                      47.46
6.001 - 6.500                      27.77
6.501 - 7.000                       7.72
7.001 - 7.500                       1.05
7.501 - 8.000                       2.20
8.501 - 9.000                       0.53
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                Percent
-----------------------------------------
0.01 - 50,000.00                    0.06
50,000.01 - 100,000.00              0.57
100,000.01 - 150,000.00             2.02
150,000.01 - 200,000.00             7.86
200,000.01 - 250,000.00             8.51
250,000.01 - 275,000.00             4.21
275,000.01 - 350,000.00            10.72
350,000.01 - 400,000.00             9.40
400,000.01 - 450,000.00             4.60
450,000.01 - 500,000.00            12.16
500,000.01 - 550,000.00             7.12
550,000.01 - 600,000.00             6.86
600,000.01 - 750,000.00            14.02
750,000.01 - 850,000.00             3.24
850,000.01 - 950,000.00             2.40
950,000.01 - 1,000,000.00           2.65
1,000,000.01 - 1,250,000.00         1.62
1,250,000.01 - 1,500,000.00         1.98
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Original Term                    Percent
-----------------------------------------
360                               100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
RemTerm                          Percent
-----------------------------------------
354.000                             0.49
355.000                             3.63
356.000                             3.20
357.000                             3.70
358.000                             2.76
359.000                            43.55
360.000                            42.68
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Am WAM                           Percent
-----------------------------------------
0 - 59                             86.02
360 >=                             13.98
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Age                              Percent
-----------------------------------------
0                                  42.68
1                                  43.55
2                                   2.76
3                                   3.70
4                                   3.20
5                                   3.63
6                                   0.49
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
States                           Percent
-----------------------------------------
CA                                 42.35
FL                                  8.91
MD                                  6.01
AZ                                  4.44
IL                                  5.26
NJ                                  5.06
VA                                  4.33
MI                                  1.88
NY                                  2.07
CO                                  1.81
Other                              17.89
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Original LTV                     Percent
-----------------------------------------
0.001 - 50.000                      6.67
50.001 - 60.000                    10.78
60.001 - 70.000                    20.83
70.001 - 75.000                    11.57
75.001 - 80.000                    46.76
80.001 - 85.000                     0.93
85.001 - 90.000                     1.42
90.001 - 95.000                     1.04
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Combined LTV                     Percent
-----------------------------------------
0.001 - 50.000                      5.44
50.001 - 60.000                     9.97
60.001 - 70.000                    17.56
70.001 - 75.000                    10.20
75.001 - 80.000                    22.87
80.001 - 85.000                     3.97
85.001 - 90.000                    11.45
90.001 - 95.000                     7.65
95.001 - 100.000                   10.90
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
FICO                             Percent
-----------------------------------------
620.000 - 639.999                  10.16
640.000 - 659.999                   9.07
660.000 - 679.999                   9.22
680.000 - 699.999                  12.63
700.000 - 719.999                  18.80
720.000 - 739.999                  10.06
740.000 - 759.999                  10.40
760.000 - 779.999                  11.54
780.000 - 799.999                   7.85
800.000 - 819.999                   0.27
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
PMI                              Percent
-----------------------------------------
GEMICO - GE MORTGAGE                0.66
MGIC MORTGAGE INSURANCE             0.62
OLTV <= 80 - NO MI                 96.61
PMI-PRIMARY MORTGAGE INSURANCE      1.45
RADIAN                              0.33
RMIC - REPUBLIC MORTGAGE            0.32
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Property Type                    Percent
-----------------------------------------
2-4 FAMILY                          7.28
CONDO                               7.47
CO-OP                               0.36
PUD                                19.38
SINGLE FAMILY                      64.60
TOWNHOUSE                           0.91
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                   Percent
-----------------------------------------
NON OWNER                           4.86
OWNER OCCUPIED                     89.42
SECOND HOME                         5.72
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Purpose                          Percent
-----------------------------------------
CASHOUT REFI                       30.61
PURCHASE                           36.25
RATE/TERM REFI                     33.14
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Documentation Type               Percent
-----------------------------------------
FULL DOC                           29.60
LIMITED - FULL DOC EXPRESS          0.66
NO DOC                              8.36
NO INCOME NO ASSET                  4.62
NO RATIO                            4.93
STATED INCOME                      51.83
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Interest Only                    Percent
-----------------------------------------
N                                  13.98
Y                                  86.02
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Interest Only Term               Percent
-----------------------------------------
0.000                              13.98
84.000                             83.01
120.000                             3.01
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Silent                           Percent
-----------------------------------------
N                                  64.52
Y                                  35.48
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                      Percent
-----------------------------------------
N                                  82.25
Y                                  17.75
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Prepay Term                      Percent
-----------------------------------------
0                                  82.25
12                                  3.83
24                                  0.11
36                                 13.81
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
DTI                              Percent
-----------------------------------------
<= 0.000                           17.90
10.001 - 20.000                     1.35
20.001 - 30.000                    13.98
30.001 - 40.000                    37.30
40.001 - 50.000                    28.23
50.001 - 60.000                     1.23
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Conforming                       Percent
-----------------------------------------
CONFORMING                         40.30
NON CONFORMING                     59.70
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Arm Index                        Percent
-----------------------------------------
1 YEAR LIBOR                        7.11
6 MONTH LIBOR                      92.89
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Margins                          Percent
-----------------------------------------
2.001 - 2.500                      10.62
2.501 - 3.000                      89.38
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap             Percent
-----------------------------------------
5.000                              98.18
6.000                               1.82
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                     Percent
-----------------------------------------
1.000                              88.07
2.000                              11.93
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Max Rate                         Percent
-----------------------------------------
9.501 - 10.000                      0.49
10.001 - 10.500                     5.47
10.501 - 11.000                     5.66
11.001 - 11.500                     9.00
11.501 - 12.000                    41.80
12.001 - 12.500                    26.08
12.501 - 13.000                     7.72
13.001 - 13.500                     1.05
13.501 - 14.000                     2.20
14.501 - 15.000                     0.53
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Floor Rate                       Percent
-----------------------------------------
2.001 - 2.500                      10.62
2.501 - 3.000                      89.38
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Months To Roll                   Percent
-----------------------------------------
78                                  0.49
79                                  3.63
80                                  3.20
81                                  3.70
82                                  2.76
83                                 43.55
84                                 42.68
-----------------------------------------
Total:                            100.00
-----------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other material reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Goldman Sachs                  INDX 05AR27 COLL                       7 YEAR ARM
================================================================================

-----------------------------------------
Number of Units                  Percent
-----------------------------------------
1                                  92.72
2                                   4.18
3                                   2.77
4                                   0.32
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Product Type                     Percent
-----------------------------------------
7 YEAR ARM                        100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Originator                       Percent
-----------------------------------------
INDYMAC                           100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other material reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Goldman Sachs                  INDX 05AR27 COLL                       3 YEAR ARM
================================================================================


-----------------------------------------
Stats
-----------------------------------------
Count: 193
Schedule Balance: $70,661,168.00
AverageSched Bal: $366,120.04
GrossWAC: 5.879
NetWAC: 5.504
OTERM: 360
RTERM: 359
ATERM: 360
AGE: 1
First CAP: 3.07
Periodic CAP: 1.73
MAXRATE: 11.77
MINRATE: 2.69
MTR: 35.18
MARGIN: 2.69
OLTV: 72.39
COLTV: 79.12
FICO: 722.048
-----------------------------------------


-----------------------------------------
Current Rate                     Percent
-----------------------------------------
4.501 - 5.000                       3.09
5.001 - 5.500                      24.98
5.501 - 6.000                      39.14
6.001 - 6.500                      27.79
6.501 - 7.000                       3.92
7.001 - 7.500                       0.59
7.501 - 8.000                       0.49
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                Percent
-----------------------------------------
0.01 - 50,000.00                    0.07
50,000.01 - 100,000.00              0.56
100,000.01 - 150,000.00             2.61
150,000.01 - 200,000.00             6.29
200,000.01 - 250,000.00             8.88
250,000.01 - 275,000.00             2.61
275,000.01 - 350,000.00            16.39
350,000.01 - 400,000.00             6.81
400,000.01 - 450,000.00             8.53
450,000.01 - 500,000.00             5.41
500,000.01 - 550,000.00             6.69
550,000.01 - 600,000.00             8.14
600,000.01 - 750,000.00            12.51
750,000.01 - 850,000.00             1.13
850,000.01 - 950,000.00             1.27
950,000.01 - 1,000,000.00           2.82
1,250,000.01 - 1,500,000.00         6.24
1,500,000.01 >=                     3.03
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Original Term                    Percent
-----------------------------------------
360                               100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
RemTerm                          Percent
-----------------------------------------
347.000                             0.12
349.000                             0.12
353.000                             0.23
354.000                             0.99
355.000                             1.48
356.000                             3.08
357.000                             4.76
358.000                             2.17
359.000                            33.07
360.000                            53.98
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Am WAM                           Percent
-----------------------------------------
0 - 59                             87.35
360 >=                             12.65
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Age                              Percent
-----------------------------------------
0                                  53.98
1                                  33.07
2                                   2.17
3                                   4.76
4                                   3.08
5                                   1.48
6                                   0.99
7                                   0.23
11                                  0.12
13                                  0.12
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
States                           Percent
-----------------------------------------
CA                                 47.60
VA                                 13.28
FL                                  6.22
NV                                  2.60
MD                                  2.53
CO                                  1.91
AZ                                  1.83
GA                                  1.06
HI                                  3.97
NY                                  3.11
Other                              15.87
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Original LTV                     Percent
-----------------------------------------
0.001 - 50.000                      6.44
50.001 - 60.000                     8.92
60.001 - 70.000                    23.01
70.001 - 75.000                     6.72
75.001 - 80.000                    52.38
80.001 - 85.000                     0.31
85.001 - 90.000                     1.67
90.001 - 95.000                     0.55
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Combined LTV                     Percent
-----------------------------------------
0.001 - 50.000                      6.44
50.001 - 60.000                     8.92
60.001 - 70.000                    20.90
70.001 - 75.000                     5.11
75.001 - 80.000                    17.88
80.001 - 85.000                     0.31
85.001 - 90.000                     7.85
90.001 - 95.000                    11.89
95.001 - 100.000                   20.72
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
FICO                             Percent
-----------------------------------------
620.000 - 639.999                   4.19
640.000 - 659.999                   3.06
660.000 - 679.999                   3.06
680.000 - 699.999                  23.52
700.000 - 719.999                  18.09
720.000 - 739.999                  12.40
740.000 - 759.999                  16.32
760.000 - 779.999                   9.03
780.000 - 799.999                   9.65
800.000 - 819.999                   0.58
840.000 >=                          0.11
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
PMI                              Percent
-----------------------------------------
OLTV <= 80 - NO MI                 97.47
PMI-PRIMARY MORTGAGE INSURANCE      2.15
RMIC - REPUBLIC MORTGAGE            0.38
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Property Type                    Percent
-----------------------------------------
2-4 FAMILY                          1.31
CONDO                               6.04
PUD                                22.05
SINGLE FAMILY                      69.29
TOWNHOUSE                           0.94
UNKNOWN                             0.36
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                   Percent
-----------------------------------------
NON OWNER                           5.81
OWNER OCCUPIED                     89.54
SECOND HOME                         4.65
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Purpose                          Percent
-----------------------------------------
CASHOUT REFI                       28.65
PURCHASE                           52.05
RATE/TERM REFI                     19.30
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Documentation Type               Percent
-----------------------------------------
FULL DOC                           22.42
LIMITED - FULL DOC EXPRESS          0.30
NO DOC                              6.86
NO INCOME NO ASSET                  3.27
NO RATIO                           10.71
STATED INCOME                      56.44
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Interest Only                    Percent
-----------------------------------------
N                                  12.65
Y                                  87.35
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Interest Only Term               Percent
-----------------------------------------
0.000                              12.65
36.000                             86.33
120.000                             1.02
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Silent                           Percent
-----------------------------------------
N                                  60.35
Y                                  39.65
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                      Percent
-----------------------------------------
N                                  68.82
Y                                  31.18
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Prepay Term                      Percent
-----------------------------------------
0                                  68.82
12                                  5.01
24                                  1.40
36                                 24.77
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
DTI                              Percent
-----------------------------------------
<= 0.000                           20.84
10.001 - 20.000                     0.33
20.001 - 30.000                    13.35
30.001 - 40.000                    34.02
40.001 - 50.000                    29.58
50.001 - 60.000                     1.59
60.001 - 70.000                     0.29
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Conforming                       Percent
-----------------------------------------
CONFORMING                         39.92
NON CONFORMING                     60.08
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Arm Index                        Percent
-----------------------------------------
1 YEAR LIBOR                       13.67
1 YEAR TREASURY                    57.24
6 MONTH LIBOR                      29.09
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Margins                          Percent
-----------------------------------------
2.001 - 2.500                      14.39
2.501 - 3.000                      84.71
3.001 - 3.500                       0.23
4.501 - 5.000                       0.67
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap             Percent
-----------------------------------------
2.000                               5.48
3.000                              90.10
5.000                               0.99
6.000                               3.43
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                     Percent
-----------------------------------------
1.000                              27.07
2.000                              72.93
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Max Rate                         Percent
-----------------------------------------
8.001 - 8.500                       0.28
8.501 - 9.000                       1.09
9.501 - 10.000                      1.77
10.001 - 10.500                     1.65
10.501 - 11.000                     2.98
11.001 - 11.500                    23.28
11.501 - 12.000                    37.76
12.001 - 12.500                    27.56
12.501 - 13.000                     2.54
13.001 - 13.500                     0.59
13.501 - 14.000                     0.49
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Floor Rate                       Percent
-----------------------------------------
2.001 - 2.500                      14.39
2.501 - 3.000                      84.71
3.001 - 3.500                       0.23
4.501 - 5.000                       0.67
-----------------------------------------
Total:                            100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman
Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Goldman Sachs                  INDX 05AR27 COLL                       3 YEAR ARM
================================================================================

-----------------------------------------
Months To Roll                   Percent
-----------------------------------------
23                                  0.12
25                                  0.12
29                                  0.23
30                                  0.99
31                                  1.48
32                                  3.08
33                                  4.76
34                                  2.17
35                                 33.07
36                                 53.98
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Number of Units                  Percent
-----------------------------------------
1                                  98.69
2                                   1.31
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Product Type                     Percent
-----------------------------------------
3 YEAR ARM                        100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Originator                       Percent
-----------------------------------------
INDYMAC                           100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman
Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Goldman Sachs                  INDX 05AR27 COLL                      All records
================================================================================


-----------------------------------------
Stats
-----------------------------------------
Count: 1655
Schedule Balance: $483,186,103.00
AverageSched Bal: $291,955.35
GrossWAC: 6.033
NetWAC: 5.658
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.60
Periodic CAP: 1.58
MAXRATE: 11.77
MINRATE: 2.60
MTR: 59.19
MARGIN: 2.60
OLTV: 73.11
COLTV: 80.46
FICO: 715.426
-----------------------------------------


-----------------------------------------
Current Rate                     Percent
-----------------------------------------
4.001 - 4.500                       0.13
4.501 - 5.000                       1.34
5.001 - 5.500                      13.27
5.501 - 6.000                      44.19
6.001 - 6.500                      28.54
6.501 - 7.000                       9.57
7.001 - 7.500                       2.12
7.501 - 8.000                       0.62
8.001 - 8.500                       0.14
8.501 - 9.000                       0.08
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                Percent
-----------------------------------------
0.01 - 50,000.00                    0.05
50,000.01 - 100,000.00              1.23
100,000.01 - 150,000.00             5.85
150,000.01 - 200,000.00            10.57
200,000.01 - 250,000.00            11.35
250,000.01 - 275,000.00             5.45
275,000.01 - 350,000.00            20.47
350,000.01 - 400,000.00             7.85
400,000.01 - 450,000.00             5.19
450,000.01 - 500,000.00             7.50
500,000.01 - 550,000.00             4.59
550,000.01 - 600,000.00             5.02
600,000.01 - 750,000.00             6.60
750,000.01 - 850,000.00             1.32
850,000.01 - 950,000.00             1.68
950,000.01 - 1,000,000.00           2.25
1,000,000.01 - 1,250,000.00         0.74
1,250,000.01 - 1,500,000.00         1.49
1,500,000.01 >=                     0.80
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Original Term                    Percent
-----------------------------------------
360                               100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
RemTerm                          Percent
-----------------------------------------
347.000                             0.02
349.000                             0.02
350.000                             0.06
353.000                             0.22
354.000                             1.19
355.000                             2.31
356.000                             3.07
357.000                             5.56
358.000                             5.94
359.000                            41.14
360.000                            40.48
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Am WAM                           Percent
-----------------------------------------
0 - 59                             88.93
180 - 239                           0.04
360 >=                             11.03
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Age                              Percent
-----------------------------------------
0                                  40.48
1                                  41.14
2                                   5.94
3                                   5.56
4                                   3.07
5                                   2.31
6                                   1.19
7                                   0.22
10                                  0.06
11                                  0.02
13                                  0.02
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
States                           Percent
-----------------------------------------
CA                                 39.95
FL                                  8.24
MD                                  5.54
VA                                  7.29
NV                                  4.68
MI                                  2.55
AZ                                  3.67
GA                                  2.43
IL                                  3.43
CO                                  2.03
Other                              20.19
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Original LTV                     Percent
-----------------------------------------
0.001 - 50.000                      5.80
50.001 - 60.000                     8.94
60.001 - 70.000                    16.85
70.001 - 75.000                     8.76
75.001 - 80.000                    55.35
80.001 - 85.000                     0.58
85.001 - 90.000                     2.04
90.001 - 95.000                     1.67
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Combined LTV                     Percent
-----------------------------------------
0.001 - 50.000                      5.19
50.001 - 60.000                     8.12
60.001 - 70.000                    14.63
70.001 - 75.000                     7.51
75.001 - 80.000                    20.56
80.001 - 85.000                     1.76
85.001 - 90.000                     9.03
90.001 - 95.000                    10.45
95.001 - 100.000                   22.74
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
FICO                             Percent
-----------------------------------------
620.000 - 639.999                   4.88
640.000 - 659.999                   5.98
660.000 - 679.999                   8.27
680.000 - 699.999                  19.14
700.000 - 719.999                  16.99
720.000 - 739.999                  14.27
740.000 - 759.999                  12.01
760.000 - 779.999                  10.41
780.000 - 799.999                   6.85
800.000 - 819.999                   1.14
840.000 >=                          0.06
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
PMI                              Percent
-----------------------------------------
GEMICO - GE MORTGAGE                0.14
MGIC MORTGAGE INSURANCE             0.21
OLTV <= 80 - NO MI                 95.71
OLTV > 80 - NO MI                   0.08
PMI-PRIMARY MORTGAGE INSURANCE      1.29
RADIAN                              1.29
RMIC - REPUBLIC MORTGAGE            1.07
TRIAD MORTGAGE INSURANCE            0.09
UGRIC - UNITED GUARANTY             0.12
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Property Type                    Percent
-----------------------------------------
2-4 FAMILY                          3.99
CONDO                               7.90
CO-OP                               0.06
PUD                                22.94
SINGLE FAMILY                      63.37
TOWNHOUSE                           1.45
UNKNOWN                             0.30
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                   Percent
-----------------------------------------
NON OWNER                           7.75
OWNER OCCUPIED                     87.74
SECOND HOME                         4.51
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Purpose                          Percent
-----------------------------------------
CASHOUT REFI                       31.31
PURCHASE                           52.77
RATE/TERM REFI                     15.92
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Documentation Type               Percent
-----------------------------------------
FULL DOC                           21.69
LIMITED DOC                         0.02
LIMITED - FULL DOC EXPRESS          0.15
NO DOC                              7.16
NO INCOME NO ASSET                  7.61
NO RATIO                            7.77
STATED INCOME                      55.60
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Interest Only                    Percent
-----------------------------------------
N                                  11.07
Y                                  88.93
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Interest Only Term               Percent
-----------------------------------------
0.000                              11.07
36.000                             12.62
60.000                             61.34
84.000                             12.90
120.000                             2.07
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Silent                           Percent
-----------------------------------------
N                                  57.44
Y                                  42.56
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                      Percent
-----------------------------------------
N                                  76.77
Y                                  23.23
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Prepay Term                      Percent
-----------------------------------------
0                                  76.77
12                                  2.23
24                                  0.73
36                                 20.26
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
DTI                              Percent
-----------------------------------------
<= 0.000                           22.54
0.001 - 10.000                      0.35
10.001 - 20.000                     1.54
20.001 - 30.000                    11.46
30.001 - 40.000                    34.55
40.001 - 50.000                    28.54
50.001 - 60.000                     0.93
60.001 - 70.000                     0.09
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Conforming                       Percent
-----------------------------------------
CONFORMING                         60.77
NON CONFORMING                     39.23
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Arm Index                        Percent
-----------------------------------------
1 YEAR LIBOR                       17.41
1 YEAR TREASURY                    34.95
6 MONTH LIBOR                      47.64
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Margins                          Percent
-----------------------------------------
2.001 - 2.500                      33.55
2.501 - 3.000                      64.92
3.001 - 3.500                       0.63
3.501 - 4.000                       0.18
4.001 - 4.500                       0.03
4.501 - 5.000                       0.69
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap             Percent
-----------------------------------------
2.000                               5.66
3.000                              13.77
5.000                              75.62
6.000                               4.96
-----------------------------------------
Total:                            100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman
Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------

Goldman Sachs                  INDX 05AR27 COLL                      All records
================================================================================


-----------------------------------------
Periodic Cap                     Percent
-----------------------------------------
1.000                              41.90
2.000                              58.10
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Max Rate                         Percent
-----------------------------------------
8.001 - 8.500                       0.04
8.501 - 9.000                       0.16
9.001 - 9.500                       0.06
9.501 - 10.000                      0.59
10.001 - 10.500                     3.59
10.501 - 11.000                    10.36
11.001 - 11.500                    16.54
11.501 - 12.000                    38.41
12.001 - 12.500                    22.68
12.501 - 13.000                     5.59
13.001 - 13.500                     1.15
13.501 - 14.000                     0.62
14.001 - 14.500                     0.14
14.501 - 15.000                     0.08
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Floor Rate                       Percent
-----------------------------------------
2.001 - 2.500                      33.55
2.501 - 3.000                      64.92
3.001 - 3.500                       0.63
3.501 - 4.000                       0.18
4.001 - 4.500                       0.03
4.501 - 5.000                       0.69
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Months To Roll                   Percent
-----------------------------------------
23                                  0.02
25                                  0.02
29                                  0.03
30                                  0.14
31                                  0.22
32                                  0.45
33                                  0.70
34                                  0.32
35                                  4.84
36                                  7.89
50                                  0.06
53                                  0.19
54                                  0.97
55                                  1.53
56                                  2.12
57                                  4.29
58                                  5.20
59                                 29.53
60                                 25.60
61                                  0.35
78                                  0.08
79                                  0.56
80                                  0.50
81                                  0.57
82                                  0.43
83                                  6.77
84                                  6.63
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Number of Units                  Percent
-----------------------------------------
1                                  95.84
2                                   2.50
3                                   1.39
4                                   0.27
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Product Type                     Percent
-----------------------------------------
3 YEAR ARM                         14.62
5 YEAR ARM                         69.84
7 YEAR ARM                         15.53
-----------------------------------------
Total:                            100.00
-----------------------------------------


-----------------------------------------
Originator                       Percent
-----------------------------------------
INDYMAC                           100.00
-----------------------------------------
Total:                            100.00
-----------------------------------------

--------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman
Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------



INDX        A2 Bond


            Price       15 CPB       20 CPB      25 CPB      30 CPB       35 CPB
                        Yield        Yield       Yield       Yield        Yield
            100-16 4/8        5.4250      5.3840      5.3380       5.2850      5.2260
            100-17 4/8        5.4140      5.3720      5.3240       5.2700      5.2080
            100-18 4/8        5.4040      5.3600      5.3110       5.2540      5.1910
            100-19 4/8        5.3930      5.3480      5.2970       5.2390      5.1730
            100-20 4/8        5.3820      5.3360      5.2830       5.2230      5.1560
            100-21 4/8        5.3720      5.3240      5.2700       5.2080      5.1380
            100-22 4/8        5.3610      5.3120      5.2560       5.1920      5.1200
            100-23 4/8        5.3500      5.3000      5.2420       5.1770      5.1030
            100-24 4/8        5.3400      5.2880      5.2290       5.1610      5.0850
            100-25 4/8        5.3290      5.2760      5.2150       5.1460      5.0680
            100-26 4/8        5.3190      5.2640      5.2010       5.1300      5.0510
            100-27 4/8        5.3080      5.2520      5.1880       5.1150      5.0330
            100-28 4/8        5.2970      5.2400      5.1740       5.1000      5.0160
            100-29 4/8        5.2870      5.2280      5.1610       5.0840      4.9980
            100-30 4/8        5.2760      5.2150      5.1470       5.0690      4.9810
            100-31 4/8        5.2650      5.2030      5.1330       5.0530      4.9630
            101-00 4/8        5.2550      5.1910      5.1200       5.0380      4.9460


                        --------------------------------------------------------------
            LIBOR_6MO          4.300       4.300       4.300        4.300         4.3
            LIBOR_1YR          4.519       4.519       4.519        4.519      4.5187
            CMT_1YR            4.060       4.060       4.060        4.060        4.06
                        --------------------------------------------------------------

            Optional Redemption Call(Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


INDX2005 AR27     2A2


                  --------------------------------------------------------------------------------------
                     Price      15 CPB       20 CPB      25 CPB      30 CPB       35 CPB      40 CPB
                                 Yield       Yield        Yield       Yield       Yield        Yield
                  ======================================================================================
                  100-13           5.4630       5.4270      5.3860      5.3400       5.2870      5.2280
                  100-14           5.4520       5.4140      5.3720      5.3240       5.2700      5.2080
                  100-15           5.4410       5.4020      5.3580      5.3080       5.2520      5.1880
                  100-16           5.4300       5.3900      5.3450      5.2930       5.2350      5.1690
                  100-17           5.4200       5.3780      5.3310      5.2770       5.2170      5.1490
                  100-18           5.4090       5.3660      5.3170      5.2620       5.1990      5.1290
                  100-19           5.3980       5.3540      5.3040      5.2460       5.1820      5.1090
                  100-20           5.3880       5.3420      5.2900      5.2310       5.1640      5.0890
                  100-21           5.3770       5.3300      5.2760      5.2150       5.1470      5.0690
                  100-22           5.3660       5.3180      5.2630      5.2000       5.1290      5.0490
                  100-23           5.3560       5.3060      5.2490      5.1840       5.1120      5.0300
                  100-24           5.3450       5.2940      5.2350      5.1690       5.0940      5.0100
                  100-25           5.3340       5.2820      5.2220      5.1540       5.0770      4.9900
                  100-26           5.3240       5.2700      5.2080      5.1380       5.0590      4.9700
                  100-27           5.3130       5.2580      5.1950      5.1230       5.0420      4.9500
                  100-28           5.3030       5.2460      5.1810      5.1070       5.0240      4.9310
                  100-29           5.2920       5.2340      5.1670      5.0920       5.0070      4.9110

                  WAL                3.33         2.92        2.56        2.24         1.96        1.72
                              --------------------------------------------------------------------------
                  LIBOR_6MO         4.300        4.300       4.300       4.300        4.300       4.300
                  LIBOR_1YR         4.519        4.519       4.519       4.519        4.519       4.519
                  CMT_1YR           4.060        4.060       4.060       4.060        4.060       4.060
                              --------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


INDX2005 AR27     1A1


                  --------------------------------------------------------------------------------------
                     Price      15 CPB       20 CPB      25 CPB      30 CPB       35 CPB      40 CPB
                                 Yield       Yield        Yield       Yield       Yield        Yield
                  ======================================================================================
                  100-09 4/8       5.2570       5.2290      5.1980      5.1640       5.1260      5.0830
                  100-10 4/8       5.2420       5.2130      5.1810      5.1450       5.1050      5.0600
                  100-11 4/8       5.2270       5.1970      5.1640      5.1260       5.0850      5.0380
                  100-12 4/8       5.2130       5.1810      5.1460      5.1080       5.0640      5.0150
                  100-13 4/8       5.1980       5.1660      5.1290      5.0890       5.0430      4.9920
                  100-14 4/8       5.1830       5.1500      5.1120      5.0700       5.0230      4.9700
                  100-15 4/8       5.1690       5.1340      5.0950      5.0510       5.0020      4.9470
                  100-16 4/8       5.1540       5.1180      5.0770      5.0320       4.9810      4.9240
                  100-17 4/8       5.1400       5.1020      5.0600      5.0130       4.9610      4.9020
                  100-18 4/8       5.1250       5.0860      5.0430      4.9940       4.9400      4.8790
                  100-19 4/8       5.1110       5.0700      5.0260      4.9750       4.9200      4.8570
                  100-20 4/8       5.0960       5.0550      5.0080      4.9570       4.8990      4.8340
                  100-21 4/8       5.0810       5.0390      4.9910      4.9380       4.8780      4.8120
                  100-22 4/8       5.0670       5.0230      4.9740      4.9190       4.8580      4.7890
                  100-23 4/8       5.0520       5.0070      4.9570      4.9000       4.8370      4.7660
                  100-24 4/8       5.0380       4.9910      4.9390      4.8810       4.8170      4.7440
                  100-25 4/8       5.0230       4.9760      4.9220      4.8630       4.7960      4.7210

                  --------------------------------------------------------------------------------------
                  WAL                2.34         2.14        1.96        1.79         1.63        1.48
                  --------------------------------------------------------------------------------------





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in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.